UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 14, 2016

FOGO DE CHAO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37450	45-5353489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14881 Quorum Drive

Dallas, TX 75254

(Address of Principal Executive Officers)

(972) 960-9533

Registrant’s telephone number, including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

7.01	Regulation FD Disclosure

Representatives of Fogo de Chão, Inc. (“Fogo”) intend to utilize the attached presentation in connection with Fogo’s previously announced participation in the 36th Annual Piper Jaffray Consumer Conference on June 14, 2016 and expect to utilize the presentation, in whole or in part, and with some modification, in connection with Fogo’s previously announced participation in the Jefferies 2016 Global Consumer Conference.

A copy of the investor presentation is attached as Exhibit 99.1.

The information contained in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

99.1	Fogo de Chão Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2016

By:	/s/ Michael Prentiss
Michael Prentiss
Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Fogo de Chão Investor Presentation